Simplify Barrier Income ETF (SBAR)

Simplify Target 15 Distribution ETF (XV)

Simplify Multi-QIS Alternative ETF (QIS)

Simplify MBS ETF (MTBA)

Simplify Bond Bull ETF (RFIX)

Simplify Interest Rate Hedge ETF (PFIX)

Simplify Intermediate Term Treasury Futures Strategy ETF (TYA)

Simplify Short Term Treasury Futures Strategy ETF (TUA)

Supplement dated November 14, 2025 to the Prospectus and Statement of Additional Information (“SAI”) each dated November 1, 2025

Effective immediately, the following changes are being made to the Prospectuses and SAI of the Simplify Barrier Income ETF, Simplify Target 15 Distribution ETF, and Simplify Multi-QIS Alternative ETF:

All references to Siddharth Sethi in the Prospectuses and SAI are deleted in their entirety.

The disclosure under the paragraph heading “Portfolio Managers” on page 15 of the Simplify Barrier Income ETF’s Prospectus and on page 127 of the Simplify Target 15 Distribution ETF’s Prospectus are replaced in their entirety with the following:

David Berns, PhD, Chief Investment Officer of the Adviser; Jeff Schwarte, Chief Equity Strategist of the Adviser; Christopher Chua, Portfolio Manager of the Adviser; and Emilio Freire, Portfolio Manager of the Adviser. Dr. Berns has served the Fund as a portfolio manager since it commenced operations in April 2025. Mr. Schwarte has served the Fund as a portfolio manager since October 2025. Messrs. Chua and Freire have each served the Fund as a portfolio manager since November 2025. Dr. Berns, Messrs. Schwarte, Chua, and Freire are jointly and primarily responsible for the management of the Fund.

The fourteenth sentence in the section entitled “PORTFOLIO MANAGERS” on page 43 of the SAI is revised as follows:

David Berns, Jeff Schwarte, Emilio Freire, and Christopher Chua serve as portfolio managers of Simplify Barrier Income ETF and Simplify Target 15 Distribution ETF.

The information pertaining to other accounts managed has not changed since November 1, 2025, and neither Emilio Freire nor Christopher Chua own shares of the Simplify Barrier Income ETF or Simplify Target 15 Distribution ETF.

Effective immediately, with respect to Simplify MBS ETF, Simplify Bond Bull ETF, Simplify Interest Rate Hedge ETF, Simplify Intermediate Term Treasury Futures Strategy ETF, and Simplify Short Term Treasury Futures Strategy ETF, all references to Harley Bassman in the Prospectuses and SAI are deleted in their entirety.

This Supplement dated November 14, 2025, provides relevant information for all shareholders and should be retained for future reference. Each Fund’s Prospectus and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1 (855) 772-8488.